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                                                                     Exhibit 1.3
                               __________ Shares

                                  TULARIK INC.

                        Common Stock Purchase Agreement


                                                              December ___, 1999


Pharma Vision 2000 AG
Spielhof 3
8750 Glaris Switzerland



Dear Sirs:

     Tularik Inc., a Delaware corporation (the "Company"), confirms its agreement to sell to Pharma Vision 2000 AG ("Pharma Vision") __________ shares of the Company's Common Stock, par value $0.001 per share (the "Pharma Vision Stock"). In addition, the Company proposes to grant to Pharma Vision an option to purchase up to an additional __________ shares of its Common Stock on the terms and for the purposes set forth in Section 2 (the "Option Stock"). The Pharma Vision Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company by Pharma Vision.

     It is understood by all parties that the Company is concurrently entering into an agreement, dated the date hereof (the "Underwriting Agreement"), providing for the sale by the Company of ____ shares of Common Stock (including the over-allotment option thereunder) (the "Firm Stock") through arrangements with certain underwriters inside the United States (the "U.S. Underwriters"), for whom Lehman Brothers Inc., Hambrecht & Quist LLC, J.P. Morgan Securities Inc. and Warburg Dillon Read LLC, are acting as lead managers. It is further understood by all parties that the Company is concurrently entering into an agreement dated the date hereof (the "International Underwriting Agreement") providing for the sale by the Company of ____ shares of Common Stock (including the over-allotment option thereunder) (the "International Stock") through arrangements with certain underwriters outside the United States (the "International Managers"), for whom Lehman Brothers Inc., Hambrecht & Quist LLC, J.P. Morgan Securities Inc. and Warburg Dillon Read LLC, are acting as lead managers. The Firm Stock and the International Stock, are hereinafter collectively called the "Underwriters' Stock."

     1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

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         (a)  A registration statement on Form S-1 with respect to the Stock has
     (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder,
     (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement have been delivered by the Company to Pharma Vision and the representatives (the "Representatives") of the U.S. Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 5 hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

         (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus or any further amendments to the Registration Statement or Prospectus, in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any U.S. Underwriter specifically for inclusion therein.

         (c) The Company and Amplicon Corp., a Delaware corporation (the "Subsidiary"), have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the

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     conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or results of operations of the Company, and have all power and authority necessary to own or hold their respective properties and to conduct business as described in the Registration Statement and Prospectus; and the Subsidiary of the Company is not a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations. The Company has no subsidiaries (as defined in Section 15), other than the Subsidiary.

         (d) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

         (e) The unissued shares of the Stock to be issued and sold by the Company to Pharma Vision hereunder and under the Underwriting Agreement and the International Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and therein, will be duly and validly issued, fully paid and non-assessable; and the Stock will conform to the description thereof contained in the Prospectus.

         (f) Each of this Agreement, the Underwriting Agreement and the International Agreement have been duly authorized, executed and delivered by the Company.

         (g) The execution, delivery and performance of this Agreement, the Underwriting Agreement and the International Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary is bound or to which any of the property or assets of the Company or the Subsidiary is subject, nor will such actions result in any violation of the provisions of the charter or bylaws of the Company or the Subsidiary or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Subsidiary or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the U.S.

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     Underwriters and the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Underwriting Agreement or the International Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby and thereby.

         (h) There are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied), with respect to any securities of the Company owned by such person, to require the Company to include such securities in the securities registered pursuant to the Registration Statement. Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to register or include securities pursuant to any other registration statement filed by the Company under the Securities Act.

         (i) Except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

         (j) Neither the Company nor the Subsidiary has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company and the Subsidiary, taken as a whole, or any material adverse change in, or any development involving a prospective material adverse change in the business, financial condition or results of operations of the Company and the Subsidiary, taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

         (k) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

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         (l)  Ernst & Young LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations.

         (m) The Company and the Subsidiary have good and marketable title to all personal property owned by them, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiary; and all real property and buildings held under lease by the Company and the Subsidiary are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiary.

         (n) The Company and the Subsidiary carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

         (o) The Company owns or possesses adequate licenses or other rights to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets (herein called the "Proprietary Rights") necessary to conduct its business in the manner described in the Prospectus, except where the failure to so own or possess such Proprietary Rights would not, singularly or in the aggregate, have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company. The Company takes security measures to provide adequate trade secret protection in its non-patented technology. Except as disclosed in the Prospectus, the Company has not received any notice of infringement or conflict with asserted rights of others with respect to any Proprietary Rights which could result in any material adverse effect on the Company, and except as specifically identified and described in the Prospectus, no action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the knowledge of the Company, threatened, which involves any Proprietary Rights. Except as disclosed in the Prospectus, the Proprietary Rights of the Company referred to in the Prospectus do not, to the knowledge of the Company, infringe or conflict with any right or valid and enforceable patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company which could have a material adverse effect on the Company. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any

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     arbitrator, nor, except as described in the Prospectus, has it entered into or is a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights. The Company has complied, in all material respects, with its respective contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. To the knowledge of the Company, no person is infringing on or violating the Proprietary Rights owned or used by the Company.

         (p) There are no legal or governmental proceedings pending to which the Company or the Subsidiary is a party or of which any property or assets of the Company or the Subsidiary is the subject which, if determined adversely to the Company or the Subsidiary, are reasonably likely to have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company and the Subsidiary, taken as a whole, and to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (q) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

         (r) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

         (s) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which would reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and the Subsidiary, taken as a whole.

         (t) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
     (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability

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     that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

         (u) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or the Subsidiary which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or the Subsidiary, would reasonably be expected to have) a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company and the Subsidiary, taken as a whole.

         (v) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

         (w)  The Company (i) makes and keeps accurate books and records and
     (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

         (x) Neither the Company nor the Subsidiary (i) is in violation of its charter or bylaws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

         (y) Neither the Company nor the Subsidiary, nor any director or officer associated with or acting on behalf of the Company or the Subsidiary, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment

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     to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (z) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or the Subsidiary (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or the Subsidiary in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiary, taken as a whole; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or the Subsidiary or with respect to which the Company or the Subsidiary have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the general affairs, management, financial position or results of operations of the Company and the Subsidiary, taken as a whole; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state and federal laws or regulations with respect to environmental protection.

         (aa) Neither the Company nor the Subsidiary is an "investment company" within the meaning of such term under the United States Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

         (bb) The Company has reviewed, and is continuing to review, its operations and products to evaluate the extent to which the business or operations of the Company or the Subsidiary will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company or the Subsidiary will not in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, (i) the Company has no reason to believe, and does not believe, that (A) there are any issues related to the Company's or the Subsidiary's preparedness to address the Year

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2000 Problem that are of a character required to be described or referred to in the Registration Statement or Prospectus which have not been accurately described in the Registration Statement or Prospectus and (B) the Year 2000 Problem will have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company and the Subsidiary, taken as a whole, or result in any material loss or interference with the business or operations of the Company or the Subsidiary, taken as a whole; and (ii) to the Company's knowledge, the suppliers, vendors, customers or other material third parties used or served by the Company or the Subsidiary are addressing or will address the Year 2000 Problem in a timely manner, except to the extent that a failure to address the Year 2000 Problem by any supplier, vendor, customer or material third party would not have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company and the Subsidiary, taken as a whole.

     2. Purchase of the Stock by the Pharma Vision. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell __________ shares of the Pharma Vision Stock to Pharma Vision, and Pharma Vision agrees to purchase that number of shares of the Pharma Vision Stock. In addition, the Company grants to Pharma Vision an option to purchase up to __________ shares of Option Stock. Such option is exercisable as provided in Section 4 hereof. The price of both the Pharma Vision Stock and any Option Stock shall be $_____ per share.

     The Company shall not be obligated to deliver any of the Stock to be delivered on any Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

     3.  [Omitted.]

     4. Delivery of and Payment for the Stock. Delivery of and payment for the Pharma Vision Stock shall be made at the office of Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California 94306 at 10:00 A.M., New York City time, on the [fourth] full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between Pharma Vision and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Pharma Vision Stock to Pharma Vision against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of Pharma Vision hereunder. Upon delivery, the Pharma Vision Stock shall be registered in Pharma Vision's name and in such denominations as Pharma Vision shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Pharma Vision Stock, the Company shall make the certificates representing the Pharma Vision Stock available for inspection by Pharma Vision in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

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     The option granted in Section 2 shall expire 30 days after the date of this
Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company by Pharma Vision. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by Pharma Vision, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as a "Second Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "Delivery Date."

     Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to Pharma Vision against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of Pharma Vision hereunder. Upon delivery, the Option Stock shall be registered in Pharma Vision's name and in such denominations as Pharma Vision shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company shall make the certificates representing the Option Stock available for inspection by Pharma Vision in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to such Second Delivery Date.

     5.  Further Agreements of the Company.  The Company agrees:

                 (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives and Pharma Vision with copies thereof; to advise Pharma Vision, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any

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          jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                 (b) To furnish promptly to Pharma Vision a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                 (c) To deliver promptly to Pharma Vision such number of the following documents as Pharma Vision shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits other than this Agreement and the computation of per share earnings) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify Pharma Vision and, upon its request, to file such amended or supplemental prospectus and to prepare and furnish without charge to Pharma Vision as many copies as Pharma Vision may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

                 (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company, be required by the Securities Act or requested by the Commission;

                 (e)  [Omitted.]

                 (f) As soon as practicable after the Effective Date, to make generally available and deliver to Pharma Vision an earnings statement of the Company and the Subsidiary (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158); and

                 (g)  [Omitted.]

                 (h)  [Omitted.]

                 (i)  [Omitted.]

                 (j) Prior to the Effective Date, to apply for the inclusion of the Stock on the National Market System and to use its best efforts to complete that listing, subject only to official notice of issuance and evidence of satisfactory distribution, prior to the First Delivery Date; and

                 (k) To take such steps as shall be necessary to ensure that neither the Company nor the Subsidiary shall become an "investment company" within the meaning of such term under the United States Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

     6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, the Underwriting Agreement, the Agreement Between U.S. Underwriters and International Managers, and the Supplemental Agreement Among U.S. Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) the costs of distributing the terms of agreement relating to the organization of the domestic underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication; (f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (g) any applicable listing or other fees; (h) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in
Section 5 and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the U.S. Underwriters); and
(i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement.

     7. Conditions of Pharma Vision's Obligations. The obligations of Pharma Vision hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                 (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the

          Registration Statement or the Prospectus or otherwise shall have been complied with.

                 (b) No U.S. Underwriter or International Manager shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Latham & Watkins, counsel for the U.S. Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                 (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the International Underwriting Agreement, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the U.S. Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                 (d) Cooley Godward LLP shall have furnished to Pharma Vision its written opinion, as counsel to the Company, addressed to Pharma Vision and dated such Delivery Date, in form and substance reasonably satisfactory to Pharma Vision, to the effect that:

                      (i) The Company and the Subsidiary have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, and to our knowledge, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or results of operations of the Company, and have all corporate power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged; and to such counsel's knowledge, other than the Subsidiary, the Company has no subsidiaries;

                      (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of the Subsidiary have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                      (iii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's Amended and Restated Certificate of Incorporation (the "Charter"), the Company's bylaws, any agreement filed as an exhibit to the Registration Statement and Prospectus or, to such counsel's knowledge, any other agreement to which the Company is a party;

                      (iv) To such counsel's knowledge, there are no legal or governmental proceedings pending or overtly threatened to which the Company or the Subsidiary is a party or of which any property or assets of the Company or the Subsidiary is the subject which are required to be described in the Prospectus by the Securities Act or the Rules and Regulations;

                      (v) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations as of the date specified in such opinion and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel's knowledge, no proceeding for that purpose is pending or threatened by the Commission;

                      (vi) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                      (vii) To such counsel's knowledge, there are no contracts or other documents that are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

                      (viii) This Agreement, the Underwriting Agreement and the
                 International Underwriting Agreement have each been duly authorized, executed and delivered by the Company;

                      (ix) The issue and sale of the shares of Stock being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement, the Underwriting Agreement and the International Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement material to the Company's business as described in the Registration Statement and Prospectus, or other instrument known to such counsel to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary is bound or to which any of the property or assets of the Company or the Subsidiary is subject, nor will such actions result in any violation of the provisions of the charter or bylaws of the Company or the Subsidiary or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or the Subsidiary or any of their properties or assets (except the securities or Blue Sky laws of the various U.S. states and the rules of the NASD governing underwriting compensation, as to which we express no opinion); and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, applicable state securities laws and the rules of the NASD governing underwriting compensation, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Underwriting Agreement or the International Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby;

                      (x) The Company is not an "investment company" within the meaning of such term under the United States Investment Company Act of 1940, as amended and the rules and regulations of the Commission thereunder;

                      (xi) To such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to include securities in the securities registered pursuant to the Registration Statement. To such counsel's knowledge, except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to register or include securities pursuant to any other registration statement filed by the Company under the Securities Act.

          In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of California and the General Corporation Law of the State of Delaware and that such counsel is not admitted in the State of Delaware. Such counsel shall also have furnished to Pharma Vision a written statement, addressed to Pharma Vision and dated such Delivery Date, in form and substance satisfactory to Pharma Vision, to the effect that:

          "In connection with the preparation of the Registration Statement, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the U.S. Underwriters. We have not independently verified and accordingly are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than the statements made in the Prospectus under the captions "Description of Capital Stock" and "Shares Eligible for Future Sale," insofar as such statements relate to the Stock and concern legal matters), and any supplements or amendments thereto. On the basis of the foregoing and in our capacity as counsel to the Company, nothing has come to our attention which has caused us to believe that either the Registration Statement or any amendments thereto (except as to the financial statements and schedules, and other financial data and statistical data derived therefrom), at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except as to the financial statements and schedules, and other financial data and statistical data derived therefrom), as of its date or as of the date hereof contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading."

               (e) [OMITTED]

               (f)  [Omitted.]

               (g)  [Omitted.]

               (h)  [Omitted.]

               (i) The Company shall have furnished to Pharma Vision a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its Chief Financial Officer stating that:

                      (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(a) and 7(j) have been fulfilled; and

                      (ii) They have carefully examined the Registration
               Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

               (j) (i) Neither the Company nor the Subsidiary shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or the Subsidiary or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiary, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,
          (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several U.S. Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (l) The National Market System shall have approved the Stock for inclusion, subject only to official notice of issuance and evidence of satisfactory distribution.

               (m) The closing under the International Underwriting Agreement shall have occurred concurrently with the closing hereunder on the First Delivery Date.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the U.S. Underwriters.

     8.  Indemnification and Contribution.

     (a) The Company shall indemnify and hold harmless Pharma Vision, its officers and employees and each person, if any, who controls Pharma Vision within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Pharma Vision officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by Pharma Vision in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by Pharma Vision through its gross negligence or willful misconduct), and shall reimburse Pharma Vision and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by Pharma Vision, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with information concerning Pharma Vision furnished to the Company through Pharma Vision specifically for inclusion therein.

     (b) Pharma Vision shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning Pharma Vision furnished to the Company through Pharma Vision specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which Pharma Vision may otherwise have to the Company or any such director, officer, employee or controlling person.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and Pharma Vision on the other from the offering of the Stock or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and Pharma Vision on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and Pharma Vision on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or Pharma Vision, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Pharma Vision agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     9. Default by the Company. If, on either Delivery Date, the Company defaults in the performance of its obligations under this Agreement, then this Agreement shall terminate without any liability on the part of Pharma Vision. Nothing contained herein shall relieve the Company of any liability it may have to the Company for damages caused by its default.

     10. Termination. The obligations of Pharma Vision hereunder may be terminated by Pharma Vision by notice given to and received by the Company prior to delivery of and payment for the Stock if, prior to that time, any of the events described in Sections 7(j) or 7(k), shall have occurred or if the U.S. Underwriters and International Managers shall decline to purchase the Stock for any reason permitted under this Agreement.

     11.  [Omitted.]

     12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to Pharma Vision, shall be delivered or sent by mail, telex or facsimile transmission to Pharma Vision 2000 AG, Spielhof 3, 8750 Glaris Switzerland, Attention: Peter Sjostrand, with a copy to Ralph Stadler, Esq.;

          (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: William J. Rieflin, General Counsel (Fax: 650/825-7303).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon Pharma Vision, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     14. Survival. The respective indemnities, representations, warranties and agreements of the Company and Pharma Vision contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

     16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

     17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing correctly sets forth the agreement between the Company and Pharma Vision, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              TULARIK INC.


                              By _____________________________________________
                                 William J. Rieflin
                                 Vice President, General Counsel and Secretary


Accepted:

     PHARMA VISION 2000 AG

     By:_____________________________

     Print Name:_____________________

     Title:__________________________